UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 1, 2000



                                 TEKTRONIX, INC.
            (Exact name of registrant as specified in its character)


        Oregon                        1-4837               93-09343990
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 file number)           Identification No.)


    14200 SW Karl Braun Drive, Beaverton, OR                97077
      (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (503) 627-7111


                26600 SW Parkway, Wilsonville, Oregon 97070-1000
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On January 1, 2000, pursuant to an Amended Asset Purchase Agreement dated September 22, 1999, as amended (the "Agreement"), between Tektronix, Inc., an Oregon corporation ("Tektronix"), and Xerox Corporation, a New York corporation ("Xerox"), Tektronix and its subsidiaries sold substantially all of the assets related to its color printing and imaging products division ("CPID") to Xerox and its affiliates. The purchase price for the assets was $925 million in cash. In addition, Xerox assumed certain liabilities of Tektronix related to CPID. The purchase price was negotiated by Tektronix and Xerox.


Item 7.  Financial Statements and Exhibits.

         (b)  Pro forma financial information.

              1. Unaudited pro forma condensed consolidated balance sheet and statement of operations as of and for the year ended May 29, 1999.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               As of May 29, 1999
                                   (Unaudited)
                             In Thousands of Dollars

                                                                               Pro Forma
                                                     Historical          Adjustments (a)            Pro Forma
                                                ---------------          ---------------      ---------------
ASSETS
Current assets:
     Cash and cash equivalents                  $        39,747          $       925,000      $       964,747
     Accounts receivable - net                          313,274                 (147,295)             165,979
     Inventories                                        273,370                 (115,065)             158,305
     Other current assets                                93,267                   (9,850)              83,417
                                                ---------------          ---------------      ---------------
         Total current assets                           719,658                  652,790            1,372,448

Property, plant and equipment - net                     442,257                 (158,488)             283,769
Deferred tax assets                                      56,405                        -               56,405
Other long-term assets                                  141,045                  (19,322)             121,723
                                                ---------------          ---------------      ---------------
         Total assets                           $     1,359,365          $       474,980      $     1,834,345
                                                ===============          ===============      ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Short-term debt                            $       115,687          $             -      $       115,687
     Accounts payable                                   251,349                  (80,043)             171,306
     Accrued compensation                               110,001                   (1,019)             108,982
     Deferred revenue                                    20,009                  (17,571)               2,438
                                                ---------------          ---------------      ---------------
         Total current liabilities                      497,046                  (98,633)             398,413

Long-term debt                                          150,722                        -              150,722
Other long-term liabilities                              90,035                  (12,397)              77,638

Shareholders' equity:
     Common stock                                       143,263                        -              143,263
     Retained earnings                                  458,613                  586,010            1,044,623
     Accumulated other comprehensive                     19,686                        -               19,686
                                                ---------------          ---------------      ---------------
     Total shareholders' equity                         621,562                  586,010            1,207,572
                                                ---------------          ---------------      ---------------
     Total liabilities and shareholders'
         equity                                 $     1,359,365          $       474,980      $     1,834,345
                                                ===============          ===============      ===============

(a) Amounts represent cash proceeds of $925.0 million, net of Color Printing and Imaging assets and liabilities eliminated from the balance sheet.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         For the Year Ended May 29, 1999
                                   (Unaudited)
                             In Thousands of Dollars

                                                                               Pro Forma
                                                     Historical              Adjustments            Pro Forma
                                                ---------------          ---------------      ---------------
Net sales                                       $     1,861,490          $      (725,354)     $     1,136,136
Cost of sales                                         1,151,252                 (493,830)             657,422
                                                ---------------          ---------------      ---------------
     Gross profit                                       710,238                 (231,524)             478,714

Research and development expenses                       204,655                  (59,990)             144,665
Selling, general and administrative
     expenses                                           480,714                 (151,112)             329,602
Non-recurring charges                                    84,780                        -               84,780
Equity in business ventures' loss                         9,230                        -                9,230
                                                ---------------          ---------------      ---------------
     Operating loss                                     (69,141)                 (20,422)             (89,563)

Interest expense                                         15,712                        -               15,712
Other income - net                                        9,616                      757               10,373
                                                ---------------          ---------------      ---------------
     Loss before taxes                                 (75,237)                  (19,665)             (94,902)

Income tax benefit                                     (24,076)                   (6,293)             (30,369)
                                                ---------------          ---------------      ---------------
     Net loss                                   $       (51,161)         $       (13,372)     $       (64,533)
                                                ===============          ===============      ===============
Average shares outstanding -
     basic and diluted                                   47,700                   47,700               47,700
Net loss per share -
     basic and diluted                                    (1.07)                   (0.28)               (1.35)

              2. Unaudited pro forma condensed consolidated balance sheet and statement of operations as of and for the six months ended November 27, 1999.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             As of November 27, 1999
                                   (Unaudited)
                             In Thousands of Dollars

                                                                               Pro Forma
                                                     Historical          Adjustments (a)            Pro Forma
                                                ---------------          ---------------      ---------------
ASSETS
Current assets:
     Cash and cash equivalents                  $        57,860          $       925,000      $       982,860
     Accounts receivable - net                          285,228                 (156,591)             128,637
     Inventories                                        217,990                  (97,120)             120,870
     Other current assets                                93,066                      570               93,636
                                                ---------------          ---------------      ---------------
         Total current assets                           654,144                  671,859            1,326,003

Property, plant and equipment - net                     402,895                 (149,244)             253,651
Deferred tax assets                                      55,347                        -               55,347
Other long-term assets                                  163,870                  (24,376)             139,494
                                                ---------------          ---------------      ---------------
         Total assets                           $     1,276,256          $       498,239      $     1,774,495
                                                ===============          ===============      ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Short-term debt                            $        79,564          $             -      $        79,564
     Accounts payable                                   226,389                  (54,811)             171,578
     Accrued compensation                                96,216                   (1,934)              94,282
     Deferred revenue                                    25,280                  (20,961)               4,319
                                                ---------------          ---------------      ---------------
         Total current liabilities                      427,449                  (77,706)             349,743

Long-term debt                                          150,596                        -              150,596
Other long-term liabilities                              76,620                   (7,256)              69,364

Shareholders' equity:
     Common stock                                       142,608                        -              142,608
     Retained earnings                                  454,046                  583,201            1,037,247
     Accumulated other comprehensive                     24,937                        -               24,937
                                                ---------------          ---------------      ---------------
     Total shareholders' equity                         621,591                  583,201            1,204,792
                                                ---------------          ---------------      ---------------
     Total liabilities and shareholders'
         equity                                 $     1,276,256          $       498,239      $     1,774,495
                                                ===============          ===============      ===============

(a) Amounts represent cash proceeds of $925.0 million, net of Color Printing and Imaging assets and liabilities eliminated from the balance sheet.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Six Months Ended November 27, 1999
                                   (Unaudited)
                             In Thousands of Dollars

                                                                               Pro Forma
                                                     Historical              Adjustments            Pro Forma
                                                ---------------          ---------------      ---------------
Net sales                                       $       887,175          $      (345,157)     $       542,018
Cost of sales                                           535,884                 (238,155)             297,729
                                                ---------------          ---------------      ---------------
     Gross profit                                       351,291                 (107,002)             244,289

Research and development expenses                        95,459                  (24,516)              70,943
Selling, general and administrative
     expenses                                           210,936                  (67,601)             143,335
Non-recurring charges                                    26,100                        -               26,100
Equity in business ventures' loss                           343                        -                  343
                                                ---------------          ---------------      ---------------
     Operating income                                    18,453                  (14,885)               3,568

Interest expense                                          9,212                        -                9,212
Other income - net                                        2,147                    1,443                3,590
                                                ---------------          ---------------      ---------------
     Income (Loss) before taxes                          11,388                  (13,442)              (2,054)

Income tax expense (benefit)                              4,684                   (4,762)                 (78)
                                                ---------------          ---------------      ---------------

     Net income (loss)                          $         6,704          $        (8,680)     $        (1,976)
                                                ===============          ===============      ===============
Average shares outstanding -
     basic                                               47,005                   47,005               47,005
     diluted                                             47,468                   47,468               47,005
Net income (loss) per share -
     basic                                                 0.14                    (0.18)               (0.04)
     diluted                                               0.14                    (0.18)               (0.04)

          Note to Pro Forma Condensed Consolidated Financial Statements

The company's unaudited pro forma condensed consolidated financial statements give effect to the disposal of the Color Printing and Imaging division as if such transaction had occurred, for the statements of consolidated operations for the year ended May 29, 1999, and for the six months ended November 27, 1999, and for the consolidated balance sheet as of May 29, 1999, and as of November 27, 1999.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the company's 1999 audited consolidated financial statements. In the company's fiscal year 1999 annual report, Color Printing and Imaging was a reported segment in the business segments footnote. The pro forma information shown is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the company's future results.

The accompanying pro forma condensed consolidated statement of operations consists of the historical statements of operations of the company for the year ended May 29, 1999, and for the six months ended November 27, 1999, less the historical statements of operations of the Color Printing and Imaging division.

         (c)  Exhibits.

              (2) (i)   Amended Asset Purchase Agreement dated as of
                        September 22, 1999 and Amendment Nos. 1 and 2 thereto. Incorporated by reference to Exhibit (2)(i) of the Company's Quarterly Report on Form 10-Q for the quarter ended November 27, 1999, SEC File No. 1-4837.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 6, 2000                  TEKTRONIX, INC.


                                        By: CARL W. NEUN
                                            ------------------------------------
                                        Name: Carl W. Neun
                                        Title: Senior Vice President and
                                               Chief Financial Officer